U.S. SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 23, 2008

Venture Lending & Leasing IV, Inc.

(Exact name of registrant as specified in its charter)

MARYLAND	814-00640	20-0372373
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

2010 North First Street, Suite 310, San Jose, CA 95131

(Address of principal executive offices, zip code)

Registrant’s telephone number, including area code: (408) 436-8577

 (Former name or former address, if changed since last report): N/A

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act

☐	Soliciting material pursuant to Rule 14a-12(b) under the Exchange Act

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act.

Item 1.01  Entry into a Material Definitive Agreement.

On October 23, 2008, the Board of Directors of Venture Lending & Leasing IV, Inc. (the “Fund”) approved a form of indemnification agreement for the Fund’s non-employee directors (the “Director Indemnification Agreement”) and a form of indemnification agreement for the Fund’s officers and controller (the “Officer Indemnification Agreement” and, together with the Director Indemnification Agreement, the “Indemnification Agreements”), and authorized the Fund to enter into the Director Indemnification Agreement with each of its non-employee directors and to enter into the Officer Indemnification Agreement with each of its officers and its controller.   Pursuant to the Indemnification Agreements, subject to the satisfaction of certain conditions and compliance with certain procedures, the Fund agrees to indemnify the indemnitee against certain liabilities that may arise by reason of such indemnitee’s status as a director and/or officer (or controller) of the Fund, to the fullest extent permitted by applicable law.  Indemnification is excluded for willful misconduct or a knowing violation of criminal law.  Indemnification also does not extend to an accounting of insider profits made from trading in the Fund’s securities in violation of Section 16(b) of the Securities Exchange Act of 1934, or, during the time that the Fund is a business development company regulated under the Investment Company Act of 1940, for liability to the Fund’s shareholders by reason of an indemnitee’s willful misfeasance, bad faith, gross negligence, or reckless disregard of an indemnitee’s duties in the conduct of his or her office. The foregoing summary of the Indemnification Agreements is qualified in its entirety by reference to the forms of Director Indemnification Agreement and Officer Indemnification Agreement, copies of which are filed as Exhibits 99.1 and 99.2, respectively, to this Current Report on Form 8-K, and which are incorporated herein by reference.

Item 5.03  Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

Also on October 23, 2008, the Board of Directors of the Fund approved an amendment to Article IX of the Fund’s Amended and Restated Bylaws (the “Amendment”), effective as of such date.  Article IX sets forth indemnification protection for the directors, officers, employees and agents of the Fund, and includes a provision permitting the Fund to purchase and maintain directors’ and officers’ liability insurance.  Previously, this provision required that any insurance so purchased not protect any director or officer against liabilities for willful misfeasance, bad faith, gross negligence, or reckless disregard of duty.  The Amendment deletes this restriction on the type of insurance that can be purchased.  The foregoing summary of the Amendment is qualified in its entirety by reference to the full text of the Amendment, which is filed as Exhibit 99.3 to this Current Report on Form 8-K, and which is incorporated herein by reference.

Item 9.01  Financial Statements and Exhibits.

Exhibit Number

Description

 ------------------

---------------

99.1

Form of Director Indemnification Agreement

99.2

Form of Officer Indemnification Agreement

99.3

Amendment No. 1 to Amended and Restated Bylaws of the Fund

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned duly authorized.

VENTURE LENDING & LEASING IV, INC.

(Registrant)

By:

/S/ Ronald W. Swenson

By:

/S/ Martin D. Eng

Ronald W. Swenson

Martin D. Eng

Chief Executive Officer

Chief Financial Officer

Date:

October 28, 2008

Date:

October 28, 2008

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